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1
                                                  Exhibit 21

                SUN COMPANY, INC.          DECEMBER 31, 1996
          SUBSIDIARIES OF THE REGISTRANT

COMPANY NAME:                                        INC/REG
------------                                         -------

COS Corporation                                           IL

Elk River Resources, Inc.                                 DE
--Elk River Minerals Corporation                          DE
--Indiana Harbor Coke Company                             DE
----Indiana Harbor Coke Company L.P.                      DE
--Indiana Harbor Coke Corporation                         IN
--Jewell Coke Company                                     DE
--Jewell Resources Corporation                            VA
----Dominion Coal Corporation                             VA
----Jewell Coal & Coke Company, Inc.                      VA
----Jewell Smokeless Coal Corporation                     VA
----Oakwood Red Ash Coal Corporation                      VA
----Vansant Coal Corporation                              VA
--Shamrock Coal Company, Incorporated                     DE

Helios Capital Corporation                                DE
--Beneco Leasing Two, Inc.                                OH
--Sunoco Leasing, Inc.                                    DE
----HCC Financial Group, Inc.                             DE
----Heleasco Twenty, Inc.                                 DE
----Heleasco Twenty-Three, Inc.                           DE
----Jalisco Corporation                                   CA
--Sun Leasing Company                                     DE

Marine Investment Company of Delaware                     DE
--Alaska Bulk Carriers, Inc.                              PA
--Aston Shipping Company                                  DE
--Eastern Sun Barge Company                               DE
--Florida Barge Company                                   DE
--New York Sun Shipping Co., Inc.                         DE
--Philadelphia Sun Shipping Co., Inc.                     DE
--Sun Barge Company                                       DE
--Sun Transport, Inc.                                     DE

Mascot Petroleum Company, Inc.                            DE

Mohawk Valley Oil, Inc.                                   NY
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2

                SUN COMPANY, INC.          DECEMBER 31, 1996
          SUBSIDIARIES OF THE REGISTRANT

COMPANY NAME:                                        INC/REG
------------                                         -------

Radnor Corporation                                        PA
--Morgan's Run Investment Company                         DE
--Radnor Development Corporation                          DE
--Radnor MidAtlantic Corporation                          PA
--Radnor Suncoast Corporation                             DE
--Radnor West, Inc.                                       DE
--Radnor/Aire Corporation                                 PA
--Radnor/Alexandria Corporation                           DE
----#1 Radnor/Alexandria Corporation                      DE
--Radnor/Argyle Corporation                               DE
--Radnor/Beachway Corporation                             DE
--Radnor/Bowie Corporation                                DE
--Radnor/California Corporation                           DE
--Radnor/California Service Corporation                   DE
--Radnor/Credit Corporation                               DE
--Radnor/Delaware Avenue Corporation                      PA
--Radnor/Dutton Mill Corporation                          PA
--Radnor/Edgewater, Inc.                                  DE
--Radnor/Fulton County Corporation                        DE
--Radnor/Fulton Industrial Corporation                    DE
--Radnor/Grand Oaks Corporation                           DE
--Radnor/Green Meadows Corporation                        DE
--Radnor/Greenway Corporation                             DE
--Radnor/Hampton Corporation                              DE
--Radnor/Investment Corporation                           DE
--Radnor/Island Corporation                               DE
--Radnor/La Jolla Corporation                             DE
--Radnor/Lakeside Corporation                             DE
--Radnor/Lemon Grove Corporation                          DE
--Radnor/Loudoun Corporation                              DE
----Radnor/Loudoun Day Care Corporation                   DE
--Radnor/Main St. Corporation                             DE
--Radnor/Marina Corporation                               PA
--Radnor/Matsonford Corporation                           PA
--Radnor/Murrieta Corporation                             DE
--Radnor/North Corporation                                DE
--Radnor/Orange Grove Corporation                         DE
--Radnor/Pacific Corporate Center Corporation             DE
--Radnor/Painted Desert Corporation                       DE
--Radnor/Parke East Corporation                           DE
--Radnor/Peachtree Point Corporation                      DE
--Radnor/Pier 5 Corporation                               PA
--Radnor/Plantation Corporation                           DE
----Radnor Realty, Inc.                                   DE
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3

                SUN COMPANY, INC.          DECEMBER 31, 1996
          SUBSIDIARIES OF THE REGISTRANT

COMPANY NAME:                                        INC/REG
------------                                         -------
--Radnor/Plymouth Corporation                             PA
--I Radnor/Plymouth Investment Company                    DE
----Plymouth Building I Business Trust                    PA
--III Radnor/Plymouth Investment Company                  DE
--Radnor/Rancho California Corporation                    DE
--Radnor/Sarasota Corporation                             DE
----Laurel Oak Realty Corporation                         DE
--Radnor/Service Corporation                              PA
--Radnor/Spring Ridge Corporation                         DE
----Radnor/Frederick Corporation                          DE
--Radnor/Spring Valley Corporation                        DE
--Radnor/Sun Village Construction Corporation             DE
--Radnor/Sun Village Corporation                          DE
--Radnor/Vail Ranch Corporation                           DE
--Radnor/Vanguard Corporation                             DE
--Radnor/Victorville Corporation                          DE
--Radnor/Villa Trinidad Corporation                       DE
--Radnor/Vista Mar Corporation                            DE
--Radnor/Willoughby Corporation                           DE
--Radnor/Yorba Linda-I Corporation                        DE
--Striker Investment Company                              DE

Stop-N-Go Foods, Inc.                                     DE
--Stop-N-Go Foods of Dayton, Inc.                         OH

Sun Alternate Energy Corporation                          DE

Sun Atlantic Refining and Marketing Company               DE
--Sun Atlantic Refining and Marketing B.V., Inc.          DE
--Sun Atlantic Refining and Marketing B.V.                NL
------Atlantic Petroleum Corporation                      DE
--------Atlantic Pipeline Corp.                           DE
--------Atlantic Refining & Marketing Corp.               DE

Sun Canada, Inc.                                          DE
--Helios Assurance Company Limited                        BA
--Petrosun Limited                                        EN
--Sun International Limited                               BA
--Sun Mexico One, Inc.                                    DE
----Sunoco de Mexico, S.A. de C.V.                        MX
--Sun Mexico Two, Inc.                                    DE
--Sun Oil Ghadames Algerie Limited                        BA
--Sunoco Limited                                          EN

Sun Coal Company                                          DE
Sun Company, Inc. (Name Saver)                            DE
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4

                SUN COMPANY, INC.          DECEMBER 31, 1996
          SUBSIDIARIES OF THE REGISTRANT

COMPANY NAME:                                        INC/REG
------------                                         -------
Sun Company, Inc. (R&M)                                   PA
--Hemisphere Oil Company, Inc.                            DE
--Mid-State Oil Company                                   DE
--Puerto Rico Sun Oil Company                             DE
--Sun BEF, Inc.                                           TX
--Sun Far East Trading, Inc.                              DE
--Sun Lubricants and Specialty Products Inc.              QU
--Sun Oil Far East, Inc.                                  DE
--Sun Petrochemicals, Inc.                                DE
--Sunmarks, Inc.                                          DE
--Sunoco Power Marketing L.L.C.                           PA

Sun Executive Services Company                            PA

Sun Ocean Ventures, Inc.                                  DE

Sun Oil Argentina Limited                                 BA

Sun Oil Argentina Limited S.A.                            AT

Sun Oil Company (Name Saver)                              DE

Sun Oil Company (U.K.) Ltd.                               DE

Sun Oil Export Company                                    DE

Sun Oil International, Inc.                               DE

Sun Oil Shabwa Yemen Limited                              BA

Sun Oil (Thailand) Limited                                TH

Sun Oil Trading Company                                   DE

Sun Pipe Line Company of Delaware                         DE
--Mid-Continent Pipe Line Company                         OK
--Mid-Valley Pipeline Company                             OH
--Sun Oil Line Company of Michigan                        MI
--Sun Pipe Line Company                                   PA
--Sun Pipe Line Services Co.                              DE

Sun Refining and Marketing Company (Name Saver)           DE
Sun Services Corporation                                  PA

Sun Ship, Inc.                                            PA
--Lesley Corporation                                      DE
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5

                SUN COMPANY, INC.          DECEMBER 31, 1996
          SUBSIDIARIES OF THE REGISTRANT

COMPANY NAME:                                        INC/REG
------------                                         -------

Sun-Del Services, Inc.                                    DE

Suncrest Industries, Inc.                                 PA

Sunoco Overseas, Inc.                                     DE
--Lugrasa, S.A.                                           PN

Sunoco Science and Technological Services, Inc.           NY
(Name Saver)

The Claymont Investment Company                           DE
--Sunoco Credit Corporation                               DE

Triad Carriers, Inc.                                      PA
--BBQ, Inc.                                               PA
--Carrier Systems Motor Freight, Inc.                     DE